UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 16, 2006

Digital Recorders, Inc.
(Exact Name of Registrant as Specified in Its Charter)

North Carolina	1-13408	56-1362926
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
(Address of Principle Executive Offices) (Zip Code)
Registrant’s Telephone Number, Including Area Code (214) 378-8992
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c ))

ITEM 1.01. Entry Into a Material Definitive Agreement
ITEM 3.02. Unregistered Sales of Equity Securities
ITEM 9.01. Financial Statements and Exhibits
Signature(s)
INDEX TO EXHIBITS
Secured Non-Convertible Revolving Note
Security Agreement (with Schedules)
Grant of Security Interest in Patents and Trademarks (with Schedules)
Stock Pledge Agreement (with Schedules)
Registration Rights Agreement
Common Stock Purchase Warrant
Press Release - March 17, 2006

ITEM 1.01. Entry Into a Material Definitive Agreement
New Loan Agreement
     On March 16, 2006, the Company entered into a loan agreement with Laurus Master Fund, Ltd. (“Laurus”), thus replacing its former lender, LaSalle Business Credit, LLC (“LaSalle”).
     The new $6 million, two-year working capital facility with Laurus has no financial covenants, and borrowing availability is based upon accounts receivable and inventory. The interest rate is WSJ Prime plus 1.75 percent subject to an 8 percent floor.
     Additional security under the credit facility is a pledge of all tangible and intangible U.S. assets of the Company.
     The Company paid fees and expenses to Laurus in the amount of $251,000 and also granted Laurus warrants to acquire, at any time in the future, 550,000 shares of the Company’s restricted common stock at an exercise price of $0.10 per share, which are subject to filing a registration statement within 120 days.
     Execution of the Laurus facility resulted in a total of $4.8 million in proceeds to the Company. After paying LaSalle and other transaction-related costs, the Company netted approximately $1.2 million in additional working capital.

ITEM 3.02. Unregistered Sales of Equity Securities
New Private Placement
     On March 21, 2006, the Company completed a $500,000 convertible preferred stock private placement with an industry-knowledgeable private investor.
     This preferred stock is convertible at any time into shares of the Company’s common stock at a price of $1.60 per share, has additional warrants for 93,750 shares similarly priced and exercisable for five years, and carries a 6 percent annual dividend payable quarterly in cash or in kind at the option of the holder.
     None of the warrants issued in connection with the new loan agreement or the warrants and preferred stock issued in the private placement has been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

ITEM 9.01. Financial Statements and Exhibits
(c)	Exhibits.

10.1	Secured Non-Convertible Revolving Note
10.2	Security Agreement (with Schedules)
10.3	Grant of Security Interest in Patents and Trademarks (with Schedules)
10.4	Stock Pledge Agreement (with Schedules)
10.5	Registration Rights Agreement
10.6	Common Stock Purchase Warrant
99.1	Press Release Dated March 17, 2006

Signature(s)
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL RECORDERS, INC.
Date: March 21, 2006	By:	/s/ DAVID N. PILOTTE
David N. Pilotte
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

10.1	Secured Non-Convertible Revolving Note
10.2	Security Agreement (with Schedules)
10.3	Grant of Security Interest in Patents and Trademarks (with Schedules)
10.4	Stock Pledge Agreement (with Schedules)
10.5	Registration Rights Agreement
10.6	Common Stock Purchase Warrant
99.1	Press Release Dated March 17, 2006